EXHIBIT 13

Royal Standard Minerals Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Roland M. Larsen, Chief Executive Officer of Royal Standard Minerals Inc. ("the Company"), certify that:

  the annual report on Form 20F of the Company for the fiscal year ending January 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

\s\ Roland M. Larsen
Roland M. Larsen
President & CEO
July 27, 2010

Royal Standard Minerals Inc.

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, J. Allan Ringler, Director of Royal Standard Minerals Inc. ("the Company"), certify that:

  the annual report on Form 20F of the Company for the fiscal year ending January 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

\s\ J. Allan Ringler
J. Allan Ringler
Director and CFO
July 27, 2010